UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 5, 2006

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.
On December 5, 2006, Nuance Communications, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Acquisition Agreement”) by and among the Company, Mercury Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Sub I”), Mercury Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Sub II”, and with Sub I, the “Subs”), Mobile Voice Control, Inc., a Delaware corporation (“MVC”) and John J. Kuntz, as representative of MVC’s stockholders, pursuant to which Sub I will merge with and into MVC (the “First Step Merger”), with MVC as the surviving corporation (the “Interim Surviving Corporation”), and as soon as practicable thereafter the Interim Surviving Corporation will merge with and into Sub II, the separate corporate existence of the Interim Surviving Corporation shall cease, and Sub II shall continue as the surviving entity and as a wholly-owned subsidiary of the Company (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”). The completion of the Merger remains subject to various closing conditions.
Under the terms of the Acquisition Agreement, the purchase price payable to MVC’s stockholders consists of a combination of cash and common stock of the Company (“Common Stock”). In addition to the cash portion of the consideration, an aggregate of 784,276 shares of Common Stock will be issued to MVC’s stockholders upon the closing of the First Step Merger.
Up to an additional 1,700,840 shares of Common Stock (the “Earn-Out”) may also be issued, if at all, upon the achievement of certain revenue milestones for the calendar years ending December 31, 2007 and December 31, 2008. No portion of the Earn-Out is guaranteed.
The Company anticipates that the proposed issuance of Common Stock pursuant to the Acquisition Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof because such issuance will not involve any public offering. The Company has agreed to file a registration statement with the Securities and Exchange Commission to register the shares of the Common Stock to be issued to MVC’s stockholders upon the closing of the First Step Merger.
Item 8.01. Other Events.
On December 7, 2006, the Company issued a press release announcing the execution of the Acquisition Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release dated December 7, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuance Communications, Inc.
By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer

Date: December 11, 2006

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated December 7, 2006

4